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                                UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                     FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      September 30, 1998


                          MAS Acquisition VI Corp.
               (Exact name of Registrant as specified in charter)



           Indiana                   0-23947                    35-2035070
 (State or other jurisdiction      (Commission              (I.R.S. Employer
       of incorporation)           File Number)             Identification No.)


    1710 E. Division St., Evansville, IN                           47711
    (Address of principal executive offices)                    (Zip code)



Registrant's telephone number, including area code      (812) 479-7266


         (Former name or former address, if changed, since last report)

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

  Not applicable.

ITEM 2.  ACQUISITION AND DISPOSITION OF ASSETS.

  Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

  Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

  Not applicable.

ITEM 5.  OTHER EVENT.

  Not applicable.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.

  Not applicable.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  Not applicable.

ITEM 8.  CHANGE IN FISCAL YEAR.

  Not applicable.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

  The Company distributed 3,070 shares of common stock to 118 non-U.S. persons as gift. The offshore offering was made pursuant to Regulation S of the Securities Act of 1933.

  The Company has escrowed the shares of common stock. The Company will hold these shares of common stock in escrow during the one year restriction period and will not send stock certificate or register any transfer of shares until the end of the restriction period.

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SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    October 6, 1998

                                     MAS Acquisition VI Corp.


                                     By: /s/ Aaron Tsai
                                        --------------------------------
                                         Aaron Tsai, President